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                                  EXHIBIT 99.9

                              EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of the 27th day of January, 1999, by and between BPI Packaging Technologies, Inc., a Delaware corporation (the "Company"), and Hanspeter (Peter) Schulz, Ph.D. ("Employee").

                                   WITNESSETH:

      WHEREAS, the Company desires to employ Employee and Employee desires to accept such employment by the Company upon the terms and conditions hereinafter set forth.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      1. EMPLOYMENT. Subject to the other terms and conditions of this Agreement, the Company hereby agrees to employ Employee as the President of the Company as set forth herein, and Employee hereby agrees to be so employed in such position by the Company, for a three (3) year term beginning on January 27, 1999 and ending January 27, 2002; provided, however, upon expiration of the stated term of this Agreement, Employee's employment with the Company shall revert to the status of employment at will and shall thereafter be subject to termination by either party at any time and regardless of cause.

      2. RESPONSIBILITIES OF EMPLOYMENT. During the term of Employee's employment, Employee: (a) shall diligently and faithfully serve the Company in such capacity as may be determined from time to time by the Board of Directors of the Company and perform such other duties, assignments and responsibilities as the Company may impose upon Employee from time to time, consistent with his role as an executive officer of the Company, and he shall devote his best efforts and entire business time, services and attention to the advancement of the Company's interests; and (b) shall not, without the prior written consent of the Board of Directors of the Company, engage in any other employment or business, directly or indirectly, in any capacity (whether as a sole proprietor, partner, member, manager, director, officer, employee, consultant or otherwise), whether for compensation or otherwise and whether or not such business is in competition or conflict with the business of the Company provided, however ownership of not more than one percent (1%) of the securities of any publicly-held corporation or five percent (5%) of any private corporation shall not constitute a violation of this Section 2.

      3. COMPENSATION; STOCK OPTIONS; BENEFITS; REIMBURSEMENT FOR EXPENSES.

            (a) During the term of Employee's employment pursuant to this Agreement, the Company shall pay to Employee as basic compensation for his services hereunder the sum of One Hundred and Fifty Thousand Dollars ($150,000.00) per year, payable in accordance with the normal payroll practices of the Company commencing on a date to be mutually agreed upon by the Company and the Employee.

            (b) Employee shall receive options to purchase Common Stock of the Company during the term of this Agreement if the Company equals or exceeds certain financial performance goals as set forth below:


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                  (1) If, in fiscal year 1999, the Company's net earnings for the fiscal year plus amounts deducted in the computation thereof for: (a) interest expense, (b) Federal, state and local income taxes, (c) depreciation, (d) amortization of intangibles, as computed by the Company's accountants in accordance with generally accepted accounting principals, consistently applied, and (e) any expenses or other charges associated with the investment, loans, and equipment leases made by DGJ, L.L.C. to the Company and all other extraordinary charges ("EBITDA"), equals or exceeds one of the EBITDA performance goals below (the "Performance Goals"), the Company shall grant to Employee, at no cost to Employee, options to purchase the corresponding number of shares of Common Stock of the Company (the "1999 Options") at an exercise price of $.04 per share (the "Exercise Price"), subject to adjustment in the event of a stock split, stock dividend or similar event, as determined by the Board of Directors of the Company:

                        EBITDA
                        Performance Goals       Number of Shares
                        -----------------       ----------------
                        $3,000,000                    730,000
                        $4,500,000                    730,000
                        $6,000,000                    730,000
                        $7,500,000                    730,000
                        $9,000,000                    730,000

      If and when the Company grants the 1999 Options to the Employee, the 1999 Options shall vest in increments of one-third (1/3), with one one-third (1/3) portion vesting on the date the 1999 Options are granted to Employee (the "1999 Grant Date") and one one-third (1/3) portion vesting on each of the first and second anniversaries of the 1999 Grant Date.

                  (2) If, in Fiscal Year 2000, the Company's EBITDA equals or exceeds one of the Performance Goals, the Company shall grant to Employee, at no cost to Employee, options to purchase, at the Exercise Price, an amount of shares equal to, but not less than zero,: (a) the number of shares of Common Stock of the Company that corresponds to the equaled or highest exceeded Performance Goal, (b) less the number of shares represented by the 1999 Options (the "2000 Options"). If and when the Company grants the 2000 Options to the Employee (the "2000 Grant Date"), the 2000 Options will vest one-half (1/2) on the 2000 Grant Date and one-half (1/2) on the first anniversary of the 2000 Grant Date.

                  (3) If, in Fiscal Year 2001, the Company's EBITDA equals or exceeds one of the Performance Goals, the Company shall grant to Employee, at no cost to Employee, options to purchase, at the Exercise Price, an amount of shares equal to, but not less than zero,: (a) the number of shares of Common Stock of the Company that corresponds to the equaled or highest exceeded Performance Goal, (b) less the number of shares represented by the 1999 Options and the 2000 Options (the "2001 Options"). The 2001 Options shall vest 100% on the date they are granted to Employee.

                  (4) The terms of the 1999 Options, the 2000 Options and the 2001 Options, if any, and the terms and conditions thereof shall be established by the Board of


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      Directors of the Company at the time of the grant of such option upon such terms and conditions as are customary for stock options held by employees of publicly-held companies. Notwithstanding the foregoing, such options shall be exercisable for a minimum period of five (5) years from the date of vesting, shall not be subject to repurchase by the Company, and shall be freely transferable once vested.

                  (5) To the extent not previously vested, any and all options which the Employee has received hereunder will immediately vest upon a Change in Control of the Company. "Change of Control" as used herein means sale of 50% or more of the Common Stock of the Company, but not including the exercise of any warrant held by DGJ, L.L.C. and its designees or assigns.

            (c) In consideration of Employee's execution of this Agreement, the Company hereby grants to Employee a warrant to purchase 2,188,000 shares of Common Stock of the Company at the Exercise Price. Employee may exercise this warrant, in part or in full, at any time after thirty (30) days after the Stockholders' meeting contemplated in Section 2.5 of the Securities Purchase Agreement, of even date herewith, between the Company and DGJ, L.L.C. and before the warrant's expiration date of January 27, 2009 by payment to the Company of the Exercise Price multiplied by the number of shares purchased. Such payment for such warrant may be made in cash or by means of a full recourse promissory note due and payable on or before January 27, 2004 with interest payable upon prepayment or maturity, whether by reason of demand, acceleration or otherwise at the prime rate of interest charged by LaSalle National Bank. Such note shall be secured by all shares purchased by Employee under this Section 3(c) and such other collateral as provided by the Employee having a value at least equal to the purchase price of such stock purchased under this Section 3(c).

            (d) Shares issuable under Section 3(b) of this Agreement shall be registered on Form S-8 on or before July 31, 1999. The warrant shares issuable under Section 3(c) of this Agreement shall be registered at the same time as the warrant dated the date hereof from the Company to DGJ, L.L.C.

            (e) During the term of Employee's employment hereunder, the Company shall provide Employee with such benefits, if any, as are generally made available by the Company to all of its other employees or to all other executive employees; provided, however, the Employee shall be entitled each calendar year to four (4) weeks of vacation, at such time or times as is reasonably agreed upon by the parties hereto, during which time the Employee shall receive his normal compensation as provided for in Section 3(a) hereof.

            (f) Employee shall be entitled to be reimbursed for all reasonable and necessary out-of-pocket expenses incurred by Employee in the conduct of the performance of his services for the Company, including travel expenses, in accordance with policies relating thereto established by the Company from time to time. The Company will reimburse Employee for all such expenses following presentation by Employee, from time to time, of an itemized accounting and appropriate substantiation of such expenditures.

            (g) Employee shall be entitled to receive up to Two-Thousand Dollars ($2,000) per month for expenses incurred related to rental of an apartment after Employee presents an itemized accounting and appropriate substantiation of such expenditures.


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            (h) The Company will reimburse Employee for the monthly lease expenses on the car that he now leases until the earlier of the termination of such lease or the termination of this Agreement. At the end of such car lease now in existence, if this Agreement has not been terminated, the Company will lease a similar car for Employee for the duration of this Agreement.

            (i) The Company will use reasonable efforts to maintain the current or a comparable Directors' and Officers' insurance policy.

      4. COVENANT NOT TO COMPETE. Employee acknowledges and agrees that he has obtained and will continue to obtain knowledge and familiarity with the operations of the Company, the conduct of the business of the Company, its operating, manufacturing, distribution, marketing and sales procedures and methods, the identity and requirements of its past, present and potential customers and other proprietary information and trade secrets not generally known to other persons or entities who can obtain economic value from its disclosure or use which includes, without limitation, records, data, documents, plans, policies, customer lists, price lists, names and addresses of suppliers or representatives, or other matters of any kind or description relating to any of the foregoing, irrespective of the medium on which contained, which must be safeguarded and which are reasonable under the circumstances to protect. To protect the Company, Employee hereby agrees that during the term hereof and for a period of one (1) year from the date after termination of Employee's employment by the Company and this Agreement's termination, Employee shall not, directly or indirectly, to the furthest extent permitted by law:

            (a) own, manage, operate, control or participate in, or be associated in any manner whatsoever, directly, indirectly or otherwise, with, or be connected as an officer, employee, partner, director, member, manager, consultant or otherwise with, or have any financial interest in, or aid or assist any person or entity in the conduct of, or otherwise engage in, any business (whether it be a sole proprietorship, partnership, limited liability company, corporation or other entity) engaged in any business carried on by the Company anywhere within the United States of America; or

            (b) approach, solicit or otherwise encourage any employee of the Company to terminate his or her employment with the Company, or to enter into employment with any other person or entity; or

            (c) approach, induce or persuade any customer of the Company, whether a past, present or potential customer of the Company, to terminate its or not pursue a (as applicable) relationship with the Company or to enter into any relationship with any other person or entity engaged in the business of the Company or in a business or businesses described in clause (a) above; or

            (d) in any manner slander, libel or through any other means take any action which is intended, or could reasonably be expected, to be detrimental to Company, its products, personnel, prospects or operations; provided, however, ownership of not more than one percent (1%) of the securities of any publicly-held corporation shall not constitute a violation of this Section 4.


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            (e) If any provision or part of this Section 4 is held to be unenforceable because of the duration of such provision or the area covered thereby, Employee and the Company agree to modify such provision or, that the court making such determination shall have the power to modify such provision, to reduce the duration or area of such provision, or both, or to delete specific words or phrases ("blue-penciling"), and in its reduced or blue-penciled form, such provision shall then be enforceable and shall be enforced.

      5. EQUITABLE REMEDIES. Employee acknowledges and agrees to the fairness, applicability, scope and nature of the covenants set forth in Sections 4, 7 and 8 hereof, and further agrees that the time period and scope specified therein are the fair, appropriate and minimum and reasonable time and scope necessary to protect the Company in the conduct of its business. Employee further agrees that damages are not an adequate remedy in the event of a violation of such covenants, and hereby agrees that, in case of violation, the Company and its successors and assigns shall be entitled to injunctive relief, without the posting of a bond, in addition to such other relief and remedies as may otherwise be available in law or equity. The Company's forbearance or failure to take action with regard to any violation of this Agreement, shall not be deemed a waiver of such violation or limitation upon the Company's rights as set forth in this Section.

      6. EMPLOYEE ALTERNATIVE SERVICES. Employee represents and warrants to the Company that, in the event of enforcement of the provisions of Sections 4, 5, 6, 7 and 8 hereof, Employee's experience, capabilities and prospects are such that Employee can obtain employment that will not cause Employee to be in violation of such Sections hereof, and that the enforcement of such covenants hereunder by the Company by way of injunction will not prevent Employee from earning a livelihood.

      7. TRADE SECRETS AND CONFIDENTIAL INFORMATION.

            (a) Employee hereby covenants and agrees that he will not, except as may be required in connection with his employment with the Company, directly or indirectly, use or disclose to any other person or entity, whether during or subsequent to the term of his employment by the Company, irrespective of the time, manner or cause of the termination of his employment, any information of a proprietary nature belonging to the Company, or which could be reasonably expected to have an adverse effect on the Company, its business, property or financial condition, including, without limitation, records, data, documents, processes, specifications, methods of operation, inventions, manufacturing techniques and know-how, formulae, experimental or developmental work, plans, policies, customer lists, price lists, the names and addresses of suppliers or representatives, investigations or other matters of any kind or description relating to the products, services, suppliers, customers, sales or businesses of the Company.

            (b) All records, files, drawings, data, computer programs, documents, equipment, writings and the like relating to the Company's business which Employee shall prepare, use, construct or observe, shall be and remain the sole property of the Company, and upon termination of this Agreement or his employment hereunder or otherwise with the Company for any reason, Employee shall return to the possession of the Company any items of that nature and any copies thereof which he may have in his possession.

      8. INVENTIONS.


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            (a) Any invention, improvement, discovery, process, formula or method relating to or useful in connection with the business now or hereafter carried on or contemplated by the Company, which is developed or discovered or which comes to the attention of Employee while he is employed by the Company, will be forthwith fully disclosed by him to the Board of Directors of the Company. Any such invention, improvement, discovery, process, formula or method will be the sole and absolute property of the Company, and the Company will be the sole and absolute owner of all patent and other rights in respect thereof, without the necessity of any payment by the Company to Employee in connection therewith.

            (b) Employee agrees to assign and transfer to the Company, without payment of any money or other consideration, all of his right, title and interest in and to any invention, improvement, discovery, process, formula or method, relating to or useful in connection with the business now or hereafter carried on or contemplated by the Company, which he may conceive, develop or make during the term of his employment by the Company, either solely or jointly with others. Upon request of the Company, Employee will execute and deliver, at the expense of the Company, all such documents and will do all such other acts as may in the Company's opinion be necessary or desirable to secure to the Company, its successors and assigns, or its nominee, all right, title and interest in and to any such invention, improvement, discovery, process, formula or method.

      9. TERMINATION. Upon termination of Employee's employment by the Company, by Employee or upon the death or disability of Employee, the rights of Employee shall be as follows:

            (a) Death or Disability of Employee; Termination by Employee. If Employee dies while employed by the Company, if Employee's employment is terminated by the Company due to Employee's disability (as defined in Subparagraph (d) hereinbelow), or if Employee elects to terminate his employment hereunder, this Agreement shall immediately terminate without any further obligation on the part of the Company to Employee, including, without limitation, no obligation to pay Employee any salary or other benefits, except that the Company shall pay to Employee or his Beneficiary (as hereinafter defined in Subparagraph (e)) only such salary pursuant to Section 3 hereof as may be accrued and unpaid on the date of such death, disability or termination of employment.

            (b) Termination by the Company for Cause. If Employee's employment is terminated at any time by the Company for cause, this Agreement shall immediately terminate without any further obligation on the part of the Company, including, without limitation, no obligation to pay Employee any salary or other benefits, except that the Company shall pay to Employee only such salary pursuant to Section 3 hereof as may be accrued and unpaid on the date of such termination of employment. For purposes of the foregoing, "cause" shall mean any of the following (i) willful failure or neglect of Employee to perform his duties as set forth herein after written notice thereof by the Company; (ii) the commission of fraud, theft, deceit, a felony, embezzlement, or improper use of corporate funds by Employee, (iii) self-dealing by Employee detrimental to the Company or any attempt to obtain any personal profit from any transaction in which the Company has an interest, (iv) habitual intoxication or drug addiction,
(v) Employee's repeated failure after written notice thereof by the Company to perform or comply with rules, regulations or requirements reasonably established by the Company for Employee in the conduct of his employment hereunder, or (vi) any material breach of this Agreement by Employee.


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            (c) Termination by the Company for Other Reasons. The Company shall have the right at any time to terminate Employee's employment hereunder for any reason by giving him written notice (which shall fix the date as of which his employment is to terminate) of its intention to do so. If Employee's employment hereunder is terminated by the Company other than for cause or by reason of Employee's death or disability, the Company shall be obligated to pay Employee only his salary pursuant to Section 3 hereof until the first to occur of the following: (i) the end of the stated term of this Agreement; (ii) Employee's engaging in any employment, business, or other activity, directly or indirectly, which does or would constitute a violation of the provisions of Section 4 hereof (whether or not the provisions of said Section 4 may have ceased to be operative and/or effective for any reason); (iii) Employee's death or disability; or (iv) any discovery of embezzlement or improper use of corporate funds by Employee, self-dealing detrimental to the Company or any attempt to obtain personal profit from any transaction in which the Company has an interest, or any breach of the terms of this Agreement.

            (d) Definition of Disability. For purposes of the foregoing, the term "disability" shall mean Employee's inability due to illness or other physical or mental disability to substantially perform his duties as prescribed herein for a period of ninety (90) days within any consecutive twelve (12) month period.

            (e) Definition of Beneficiary. For purposes of the foregoing, the term "Beneficiary" shall mean any person (including any trust or trustee) Employee may have designated in a writing acceptable to and filed with the Company. In the absence of the appointment of such a beneficiary or if such beneficiary predeceases Employee or refuses to accept the benefits hereunder, then the term "Beneficiary" shall mean the estate of Employee.

            (f) Continuing Obligations of Employee. Notwithstanding anything to the contrary contained herein, termination of this Agreement or Employee's employment, whether for cause, by reason of disability, by Employee or otherwise, shall not be deemed in any way to affect Employee's obligations under
Section 4 through and including Section 9 of this Agreement, with respect to which he shall remain bound.

      10. GOVERNING LAW. This Agreement shall be construed, governed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflicts of law principles.

      11. MUTUAL CONTRIBUTION. The parties to this Agreement have mutually contributed to its drafting. Consequently, no term or provision of this Agreement shall be construed against any party on the ground that such party drafted the provision or caused the provision to be drafted, or that any party suffered any inequity or inequality in bargaining power causing such party to accept any term or provision contained herein.

      12. MODIFICATION; ETC.. This Agreement is the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes any and all prior and contemporaneous negotiations, understandings and agreements with regard to the subject matter hereof, whether oral or written. No representation, inducement, agreement, promise or understanding altering, modifying, taking from or adding to the terms and conditions hereof shall have any force or effect unless the same is in writing and validly executed by the parties hereto. The titles of the Sections have been inserted as a matter of convenience of


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reference only and shall not be construed to control or affect the meaning or construction of this Agreement.

      13. SEVERABILITY; ASSIGNMENT. If any portion of this Agreement is found to be in violation of or conflict with any applicable law, the parties agree that said portion shall be modified only to the extent necessary to enable it to comply with such law, and the remainder of this Agreement shall remain in full force and effect. This Agreement requires the personal services of and is not assignable by Employee, but shall be binding upon and inure to the benefit of the successors and assigns of the Company.

      14. NOTICES. All notices or other communications in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed first class, postage prepaid and addressed as follows: (i) if to the Company, addressed to: BPI Packaging Technologies, Inc.455 Somerset Avenue, North Dighton, Massachusetts 02764; Attention: Lisa M. Lima; and (ii) if to Employee, addressed to: Hanspeter Schulz, Ph.D., 250 Penuel Drive, Coppell, TX 75019; or such other address or addressed to the attention of such other person or persons as either of the parties may notify the other in accordance with the provisions of this Section.

      15. CHOICE OF FORUM AND VENUE. EMPLOYEE AND THE COMPANY, IN ORDER TO INDUCE EACH OTHER TO ENTER INTO THIS AGREEMENT, HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT SHALL BE LITIGATED, IN COURTS HAVING SITUS WITHIN THE U.S.A., STATE OF ILLINOIS, COUNTY OF COOK. EMPLOYEE AND THE COMPANY HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY SUCH STATE OR FEDERAL COURT LOCATED WITHIN SUCH COUNTY. EMPLOYEE AND THE COMPANY HEREBY WAIVE ANY RIGHT EACH OF THEM MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT BY OR AGAINST EITHER OF THEM IN ACCORDANCE WITH THIS SECTION.

      16. OPPORTUNITY FOR INDIVIDUAL COUNSEL. All parties hereto hereby acknowledge and agree that they have each had an opportunity to read this Agreement in its entirety and to obtain separate counsel before such party's execution of this Agreement, and that this Agreement is made voluntarily and without duress of any kind.

                            [Signature Page Follows]


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      IN WITNESS WHEREOF, the parties hereto have executed this Employment
Agreement as of the day and year first written above.

Employee                            BPI Packaging Technologies, Inc.


/s/  Hanspeter Schulz, Ph.D         By:   /s/  C. Jill Beresford
---------------------------               ----------------------
Hanspeter Schulz, Ph.D.             Title:  Chairman and Chief Executive Officer


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